Harnessing the Genomic Revolution & Machine Learning to Pioneer Microbiome Therapeutics CORPORATE PRESENTATION | NOVEMBER 2021 Exhibit 99.2

Forward-Looking Statements Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "anticipates," "believes," "expects," "intends," “plans,” “potential,” "projects,” “would” and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: the growth, strategy, initiation, timing, progress and results of the Company’s current and future research and development programs, preclinical studies and clinical trials and related preparatory work and the period during which the results of such trials will become available, including specifically the conduct of a Phase 3 trial in recurrent C. difficile and the initiation and conduct of Phase 1 trials in autism and chronic hepatitis B and the timing of data readouts from those trials; the Company’s and its collaborators’ ability to obtain regulatory approval of CP101, FIN-211, TAK-524, FIN-525 and any other current and future product candidates that it develops; the Company’s ability to expand on its pipeline and to develop additional product candidates; its expectations regarding the potential market size and the rate and degree of market acceptance for any product candidates that it develops; the therapeutic value and commercial potential of candidates developed using its Human-First Discovery platform; and the Company’s expected cash runway. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among others: the Company’s limited operating history and historical losses; the Company’s ability to raise additional funding to complete the development and any commercialization of its product candidates; the Company’s dependence on the success of its lead product candidate, CP101; the possibility that the Company may be delayed in initiating, enrolling or completing any clinical trials; results of clinical trials may not be sufficient to satisfy regulatory authorities to approve the Company’s product candidates in their targeted or other indications (or such authorities may request additional trials or additional information); results of clinical trials may not be indicative of final or future results from later stage or larger clinical trials (or in broader patient populations once the product is approved for use by regulatory agencies) or may not be favorable or may not support further development; the Company’s product candidates, including CP101 and FIN-211, may not generate the benefits to patients that are anticipated; anticipated regulatory approvals may be delayed or refused; competition from third parties that are developing products for similar uses; the Company’s ability to maintain patent and other intellectual property protection and the possibility that the Company’s intellectual property rights may be infringed, invalid or unenforceable or will be threatened by third parties; the Company’s ability to qualify and scale its manufacturing capabilities in anticipation of commencement of multiple global clinical trials; the Company’s lack of experience in selling, marketing and distributing its product candidates; the Company’s dependence on third parties in connection with manufacturing, clinical trials and preclinical studies; and risks relating to the impact and duration of the COVID-19 pandemic on the Company’s business. These and other risks are described more fully in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 10, 2021, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.   Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. Finally, while the Company believes its own internal research is reliable, such research has not been verified by any independent source. Human-First Discovery® is a registered trademark of the Company.

Management team composed of accomplished biopharma executives and leading microbiome and machine learning experts Mark Smith, PhD Chief Executive Officer Jim Sigler, MBA Executive VP CMC Sonia Timberlake, PhD Senior VP Research Greg Perry Chief Financial Officer Management team has collectively developed >40 approved therapeutics Michelle Rose, PhD Chief Regulatory Officer Joe Vittiglio, JD General Counsel Marc Blaustein Chief Operating Officer Debra Silberg, MD, PhD Interim Chief Medical Officer

The microbiome is an untapped target for therapeutic intervention

Humans carry 1000-fold more microbial genes than host genes


>20M
microbial genes
~20K human genes

The microbiome is an organ system fundamental to human health

- Immune modulation
- Metabolic function
- Neurologic regulation

Enabled by genomics and data science, Finch is pioneering microbiome therapeutics

FINCH

Sources: Tierney Cell Host Microbe 2019

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Differentiated discovery process, with proof-of-concept clinical data leveraged to guide product design and de-risk development Uniquely positioned to harness full diversity and potential of the microbiome across diverse therapeutic areas Leading machine learning-based platform recognized by Takeda partnership Data-rich period ahead, with multiple programs advancing towards the clinic Positive pivotal data with lead asset provides foundation for future growth Investment Highlights

Growing body of clinical evidence across diverse therapeutic areas fuels our discovery engine and guides product design Source: Clinicaltrials.gov Oncology Hepatology Metabolic Neuropsychiatric Infectious disease Gastrointestinal 314 Finch has proprietary access to data through strategic partnerships with leading providers of FMT in the US, China and Australia Other Registered clinical trials evaluating Fecal Microbiota Transplantation (FMT)

Our Human-First Discovery platform enables capital efficient de-risking Enabled by: Machine learning engine Enabled by: Proprietary access to data 2. Data-Mining for Mechanistic Insights 1. Clinical Proof-of-Concept (3rd party data) 3. Product Development Enabled by: Platform to target full microbiome Program launch & capital commitment Starting discovery with proof-of-concept human data reduces risk early Complete Consortia Enriched Consortia Targeted Consortia

Finch is the only company with both complete and targeted approaches for developing microbiome therapeutics DONOR-INDEPENDENT DONOR-DERIVED Complete Consortia Enriched Consortia Targeted Consortia Delivers complete microbial community to restore broad community function Delivers selected microbes to target specific biological pathways Hybrid approach to restore broad community function and target specific pathways

Finch is uniquely positioned to harness the full diversity and potential of the microbiome across diverse therapeutic areas Spores (25-50 taxa) TLR agonists Chronic HBV 2° bile acid production Recurrent CDI Proprietary anti-inflammatory metabolite IBD Oxytocin induction Autism Non-Spores (500-1,000 taxa) Lyophilization & Encapsulation 2. Harvest, Purification, & Preservation 3. Lyophilization & Encapsulation 1. Healthy Donor Sourcing & Qualification Ability to harness full diversity provides potential for broad pipeline expansion All Bacterial Taxa Complete consortia candidates designed to deliver entire microbial community

Finch is advancing a diverse portfolio designed to establish entry points into new therapeutic areas Candidate Indication Consortia Type Anticipated Milestone Program Rights GI/Immuno CP101 Recurrent C. difficile Complete Topline Phase 3 readout in H1 2023 TAK-524 (formerly FIN-524) Ulcerative Colitis Targeted Initiate Phase 1 trial FIN-525 Crohn’s Disease Targeted Initiate IND-enabling activities Neuro FIN-211 Autism Spectrum Disorder Enriched Initiate Phase 1b trial in H1 2022 Liver CP101 Chronic Hepatitis B Complete Initiate Phase 1b trial in early 2022 First pivotal completed Phase 1 Phase 3 Phase 2 Preclinical Takeda to lead development

CP101 for Recurrent C. difficile Infection (CDI)

CDI

Recurrent CDI is an enormous human and economic burden

CP101 Complete Consortia
delivers full microbiome community

44K	2.4M	$5B	$27K
Annual deaths attributable to CDI in the US	Total inpatient days associated with CDI in the US	Annual direct costs of CDI in the US	Saved per patient by using microbiota transplantation

CDC has declared *C. difficile* a top antibiotic resistance threat

FINCH

Sources: Zhang BMC Infect Dis 2016; Dehlholm-Lambertsen Ther Adv Gastroenter 2019 (1 EUR = 1.1482 USD); Desai BMC Infect Dis 2016; CDC Antibiotic Resistance Threat Report 2019

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CP101 is positioned to serve a large population in recurrent CDI Sources: Desai BMC Infect Dis 2016 38K 46K 115K 461K ≥3 Recurrences 19% of recurrent CDI cases 2nd Recurrence 23% of recurrent CDI cases 1st Recurrence 58% of recurrent CDI cases Primary Cases 199K total recurrent CDI cases CDI in the US CP101 uniquely positioned to enable early intervention in the management of CDI CDI CP101 target population

CDI

PRISM3 Phase 2 trial designed to demonstrate superiority over SOC antibiotics alone


Recurrent
C. difficile patients
(n=198)
Standard-of-care antibiotics
Antibiotic washout
Randomization
CP101
Week 0
Week 8
Week 24
Primary endpoint
Sustained clinical cure
Safety endpoint
Follow-up for safety
Placebo

PRISM3 enrolled a broad population including:

Participants experiencing their 1st CDI recurrence
Relevance: 58% of all recurrent CDI cases are 1st recurrence

Participants diagnosed with CDI via PCR testing
Relevance: >80% of all CDI cases are diagnosed via PCR

CP101 evaluated in a broad population to support labeling and market access

FINCH

Notes: Participants entering study on 1st recurrence were required to be ≥65 years of age; Sources: Desai BMC Infect Dis 2016; Guh N Engl J Med 2020

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CP101 achieved its primary efficacy endpoint and demonstrated a safety profile similar to placebo in PRISM3 Primary efficacy analysis: Sustained clinical cure (absence of CDI recurrence) through Week 8 CP101 achieved 33.8% relative risk reduction for CDI recurrence Standard-of-care antibiotics then CP101 Standard-of-care antibiotics then Placebo n=102 n=96 p=0.0488 Sustained clinical cure at week 8 maintained through week 24 CDI SAEs: Serious adverse events CP101 met its primary efficacy endpoint, with no treatment-related SAEs in the CP101 arm Rate (%) sustained clinical cure (absence of CDI recurrence) through Week 24 Log-rank test p=0.0180 CP101 Time (Weeks) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 100 90 80 70 60 50 40 30 20 10 0 Placebo

p<0.0001 CP101 Placebo p<0.001 CP101 300 200 100 0 Successful engraftment Unsuccessful engraftment 300 200 100 0 Source: CP101 Phase 2 study (PRISM3) CDI Engraftment correlated with sustained clinical cure Sustained clinical cure through Week 8 by engraftment group Engraftment showed bimodal distribution Number of engrafted CP101-associated taxa at Week 1 CP101 showed significant engraftment overall Number of engrafted CP101-associated taxa at Week 1 Strong relationship between CP101 engraftment and clinical outcomes in PRISM3

Positive topline results from PRISM-EXT Phase 2 open-label trial of CP101 in recurrent CDI Week 0 Week 8 Primary safety & efficacy endpoints Week 24 Long-term safety & efficacy CP101 administration Participants with one or more CDI recurrences (n = 132) SOC antibiotics CDI Direct entry (n=82) PRISM3 roll overs (n=50) Robust sustained clinical cure in PRISM-EXT with no treatment-related SAEs through 24 weeks Sustained clinical cure (absence of CDI recurrence) Aggregated 88.2% sustained clinical cure rate shown through 8 weeks following last dose in a post-hoc analysis of participants that received up to two doses of CP101 in PRISM3 and PRISM-EXT* 8 weeks post CP101 + SOC antibiotics 24 weeks post CP101 + SOC antibiotics n=132 n=132 98% of participants with clinical cure at W8 maintained clinical cure through W24 SOC: Standard of care; SAEs: Serious adverse events; *Post-hoc analysis of 102 participants who received either a single dose of CP101 in PRISM3 (n=82) or two doses of CP101 by enrolling in PRISM-EXT (n=20)

Topline readout from Phase 3 trial of CP101 in recurrent CDI expected in H1 2023 Recurrent CDI patients (n~300) Standard-of-care antibiotics Antibiotic washout CP101 Placebo Week 0 Week 8 Primary endpoint Week 24 Safety endpoint Randomization Key Features Extension of antibiotic washout period to enhance engraftment Sample size increased to enhance power Global study to support marketing authorizations outside the US PRISM4 is designed to serve as a second pivotal trial to support a BLA for CP101 CDI

CP101 positioned to be market leader in recurrent CDI CDI Efficient, scalable manufacturing enabled by molecular rather than chemical pathogen exclusion Convenient, one-time oral administration Achieved primary endpoint, positioning CP101 to potentially serve a significant patient population: All stages of recurrent CDI All test methods for CDI diagnosis Complete consortia composition provides potential for label expansion Fast Track and Breakthrough Therapy designations for prevention of recurrent CDI

TAK-524 & FIN-525 for Inflammatory Bowel Disease (IBD)

IBD

Finch & Takeda working together to develop new therapeutics for IBD

Takeda

TAK-524 & FIN-525

Targeted Consortia

3.1M	70,000	20%	$31B+
Affected by IBD in the US alone	Patients diagnosed with IBD per year in US	With ulcerative colitis require colectomy	In attributable costs per year in US

Large unmet need for well-tolerated, effective therapeutics administered orally

FINCH

Sources: Dahlhamer MMWR 2016; Crohn's and Colitis Foundation: Facts About IBD 2014; Bernstein Inflamm Bowel Dis 2010

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IBD

Finch's machine learning platform enables identification and isolation of promising targets from clinical data

TAK-524 illustrates the power of Finch's platform for the development of Targeted Consortia

Four placebo-controlled FMT trials show compelling results compared to current standard of care



Remission rates for induction in active UC (%)
Humira
FMT
Placebo
50%
40%
30%
20%
10%
0%
17%
9%
41%
25%
32%
9%
27%
8%
24%
5%
AbbVie (Humira) Ultra 2
Academic Medical Centre Amsterdam
University of Adelaide
University of New South Wales
McMaster University



Remission (%)
50
40
30
20
10
0
Placebo
All Donors
Non-Donor B
Donor B

Variation in effectiveness across donors supports Targeted Consortia approach

Takeda

Takeda recently accelerated its leadership role in the development of the TAK-524 ulcerative colitis program

FINCH

Sources: Rossen Gastroenterology 2015; Moayyedi Gastroenterology 2015; Paramsothy Lancet 2017; Costello JAMA 2017; Sandborn Gastroenterology 2012

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Finch’s combination of proprietary data and machine learning capabilities enable differentiated Targeted Consortia 2. Proprietary Algorithms Uncover Strain-Level Hits Reverse Translation Narrows Search Space 3. Strain Isolation from Effective Donors 4. Mechanism of Action Data Generation Depletion of microbes in patients with target condition, compared to healthy controls Abundance change in FMT responders Top targets identified High throughput molecular screens Human cells/tissue In vivo models Phylogenetic analysis to identify strain-level signals Isolation of specific strains from donor samples that demonstrated promising results in the clinic Finch’s platform brings the power of AI to microbiome therapeutic development

TAK-524 is designed to engage multiple mechanisms that are important to ulcerative colitis

- TAK-524 contains 9 strains isolated directly from donors whose samples induced a response in clinical studies of FMT for UC
  - Consortia includes multiple phyla (spore and non-spore-forming organisms)
- TAK-524 is designed to include multiple strains targeting three key mechanisms and strategies:
  - 1: Production of immunoregulatory microbial metabolite class #1
  - 2: Empirical association with clinical efficacy in UC FMT studies
  - 3: Production of immunoregulatory microbial metabolite class #2

TAK-524 strains	Target mechanisms			Supported by human FMT engraftment data
	1	2	3	
Strain 1	Mechanism strongly engaged	Mechanism engaged		✓
Strain 2	Mechanism strongly engaged	Mechanism engaged		✓
Strain 3	Mechanism strongly engaged			✓
Strain 4	Mechanism strongly engaged			✓
Strain 5		Mechanism strongly engaged		✓
Strain 6		Mechanism strongly engaged		✓
Strain 7		Mechanism strongly engaged		✓
Strain 8	Mechanism engaged	Mechanism engaged	Mechanism strongly engaged	✓
Strain 9			Mechanism strongly engaged	✓

Mechanism strongly engaged

Mechanism engaged

FINCH

Lamina propria Intra epithelial Lamina propria Intra epithelial Administration of TAK-524 in vivo expands GI regulatory T-cells that are important for immune suppression TAK-524 expands GI-resident Tregs % of total lymphocytes TAK-524 expands GI-induced Tregs % of total lymphocytes Tregs: Regulatory T cells; GF: Germ free TAK-524 contains strains selected for their potential to provide targeted regulation of the immune system GF TAK-524 GF TAK-524 GF TAK-524 GF TAK-524

FIN-211 for Autism Spectrum Disorder (ASD)

ASD is a significant unmet need linked to the gut-brain axis Sources: Chaidez J Autism Dev Disord 2014; Cao Shanghai Arch Psychiatry 2013; CDC Data and Statistics on ASD 2019; Leigh J Autism Dev Disord 2015 Finch plans to initially focus on the subset of the ASD population suffering from significant GI symptoms 4.6M >30% 0 $100B Children and adults in the US with ASD Report significant GI symptoms (diarrhea/constipation) FDA-approved therapeutics for core symptoms of ASD Annual cost to care for individuals with ASD in the US Autism is a large unmet need with no FDA-approved therapeutics for core symptoms ASD Enriched Consortia Complete Consortia addresses community level dysbiosis Targeted Consortia ensure key mechanisms are consistently engaged FIN-211

ASD

Multiple lines of evidence point to the role of the microbiome in ASD

1. Dysbiosis

- Distinct microbiome composition among individuals with ASD
- Early life events that impact the microbiome are associated with increased risk of ASD
  - Cesarean section: 33% higher ASD risk
  - Reduced breast feeding: 93% - 107% higher ASD risk
  - Antibiotics: 144% - 264% higher ASD risk

2. Mechanistic insights

Oxytocin:

- Depleted levels of oxytocin in those with ASD
- Key, non-spore microbes induce oxytocin production

Gut barrier:

- Impaired gut barrier integrity and translocation of behavior-influencing metabolites (e.g. 4-EPS)
- Microbiome enhances gut barrier integrity

3. PoC FMT clinical studies

- Multiple FMT studies show improvements in both GI and behavioral endpoints

Study	Number of participants	GI improvement	Behavioral improvement
Ward (2016)	9	N/A	✔
Kang (2017)	18	✔	✔
Zhao (2019)	48	✔	✔
Li (2019)	85	✔	✔
Huanlong (unpublished)	31	✔	✔
Total	191		

FINCH

Sources: Ding J Autism Dev 2017; Zhang JAMA Netw Open 2019; Bittker Neuropsychiatr Dis Treat 2018; Modahl Biol Psychiatry 1998; Sgritta Neuron 2019; Needham Biol Psychiatry 2020; Hsiao Cell 2013; Antonini Front Immunol 2019; Kang Microbiome 2017; Kang Sci Rep 2019; Zhao Gastrointest Endosc 2019 (DDW Abstract); Ward Open Forum Infect Dis 2016 (ID Week Abstract); Li Zhonghua Wei Chang Wai Ke Za Zhi 2019

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Open label data shows improvements in both GI and behavioral symptoms following microbiota transplantation Sources: Kang Microbiome 2017; Kang Sci Rep 2019 Children with ASD (n=18) Week 0 Week 8 Daily maintenance FMT doses 8 weeks post treatment Gastrointestinal Symptom Rating Scale (GSRS) and Childhood Autism Rating Scale (CARS) assessed at 8-weeks and 2 years post treatment 2 years post treatment High dose FMT Moderate ASD Cutoff Severe Mild Baseline 8 weeks post treatment 2 years post treatment Each dot represents an individual child 58% reduction in GI symptoms at 2 years post treatment compared to baseline 33% of children below the cutoff for ASD diagnosis at 2 years post treatment 45 40 35 30 25 20 15 ASD

ASD

Randomized, independent clinical study showed improvement in both GI and behavioral symptoms following microbiota transplantation


Individuals with ASD (n=45)
Randomization
FMT and behavioral therapy (n=24)
Week 0
Month 2
Month 4
Behavioral (CARS) and GI symptoms (GSI) assessed at Week 0, Month 2, and Month 4
Control (behavioral therapy alone) (n=21)

Results at 2 months post FMT

- GI severity index (GSI) significantly improved
- Behavioral (CARS) scores significantly improved
- Microbiome shifted towards a healthy composition

Behavioral scores significantly improved at 2 months post FMT

CARS score improvements at Month 2 (%)


12
10
8
6
4
2
0
10.8%
0.8%
p<0.001
FMT
n = 24
Control
n = 21

Source: Zhao Gastrointest Endosc 2019 (DDW Abstract)

FINCH
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Preclinical data show oxytocin-dependent behavioral improvements with microbiome therapy Sources: Sgritta Neuron 2019 Therapeutic benefit is eliminated when vagus nerve is severed or oxytocin receptor knocked out Microbiome therapy restores neurotypical behavior and oxytocin production Interaction (s) Oxytocin levels Interaction (s) Interaction (s) Control OxyR knockout OxyR knockout + microbiome therapy OxyR knockout + oxytocin ASD Neurotypical Autism model Autism model treated with oxy-inducing strain Severed vagus nerve Intact vagus nerve 200 150 100 50 0 2.0 1.5 1.0 0.5 0 300 200 100 0 90 60 30 0

FIN-211 is designed to address both the gastrointestinal (GI) and behavioral symptoms of ASD ASD Complete Consortia Enriched Consortia Targeted Consortia Delivers complete microbial community to restore broad community function Delivers selected microbes to target specific biological pathways Hybrid approach to restore broad community function and target specific pathways Pre-IND FDA feedback yielded two key insights: 1. FIN-211 may proceed directly to children with ASD 2. Demonstrating benefit for either GI or behavioral symptoms could support a BLA Enriched Consortia product strategy Designed to address both community-level and species-level dysbiosis in an oral formulation

ASD

Phase 1b AUSPIRE trial will evaluate multiple dosing regimens of FIN-211 in children with ASD and GI symptoms

AUSPIRE Part A: Dose Escalation

Interim readout expected in H2 2022

Children with ASD-GI (n~20)

- **Low Dose**
- **High Dose**

2 weeks of FIN-211 dosing

AUSPIRE Part B: Expansion Cohort

NEW

Readout expected in 2023

Children with ASD-GI (n~24)

- **Vancomycin Pre-Treatment**
- **No Vancomycin Pre-Treatment**

8 weeks of FIN-211 dosing at highest tolerated dose from AUSPIRE Part A

Ph1b Endpoints	
Primary endpoints	Safety & tolerability
Secondary endpoints	Pharmacokinetics (engraftment)
Exploratory endpoints	Behavioral endpoints, including CARS scores GI endpoints, including spontaneous bowel movements

FINCH

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CP101 for Chronic Hepatitis B Virus (HBV) Infection

Chronic HBV is a significant unmet need linked to the gut-liver axis Sources: WHO Global Hepatitis Report 2017; CDC Hepatitis B: The Pink Book; Committee on a National Strategy for the Elimination of Hepatitis B and C; Hepatitis B Foundation; Van der Hilst Med Care Res Rev 2009 Clinical data support the role of microbiome in chronic HBV 290M 900K 25-40% $160K Have chronic HBV globally, with 2M affected chronically in the US Deaths globally from chronic HBV-related complications per year Lifetime risk of liver cancer in patients with chronic HBV Cost of liver transplantation HBV CP101 Complete Consortia delivers full microbiome community

HBV

Multiple clinical studies with microbiota transplantation show improved HBV pathology

Microbiota transplantation induced HBeAg clearance

Trial 1: HBeAg positive


HBeAg titer (log10[S/CO])
Ren 2017
p=0.0002
Baseline
Follow-up
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
HBeAg clearance
FMT and antiviral therapy
Antiviral therapy alone

Microbiota transplantation induced HBeAg clearance and HBV DNA decrease

Trial 2: HBeAg positive


6-month HBV DNA reduction (Log10)
Chauhan 2020
1.0
0.0
-1.0
-2.0
-3.0
-2.4
0.1
FMT and antiviral therapy
Antiviral therapy alone

Microbiota transplantation decreased HBsAg

Trial 3: HBeAg negative


% change in HBsAg titer
Xie 2018
40%
20%
0%
-20%
-40%
-60%
-55%
38%
FMT and antiviral therapy
Antiviral therapy alone

Addressing community-level dysbiosis led to improvement of HBV endpoints

FINCH

Sources: Ren Hepatology 2017; Chauhan Digest Dis Sci 2020; Xie Gut 2018

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Anticipated Milestones

Finch positioned to continue momentum *As of 09/30/2021, unaudited cash and cash equivalents of $149 million 2020 Positive topline data from PRISM3 trial of CP101 in recurrent CDI Completed $90M financing Completed pre-IND meeting for ASD FDA confirmation of pivotal nature of PRISM3 and path to BLA Completed upsized $130.8M IPO Takeda accelerated leadership role in TAK-524 ulcerative colitis program Initiated enrollment in PRISM4 Phase 3 trial of CP101 in recurrent CDI Positive topline PRISM-EXT data from CP101 in recurrent CDI Completed construction of commercial manufacturing facility Initiate Phase 1b trial in chronic HBV Initiate Phase 1b trial in ASD Initial readout from Phase 1b trial in ASD Initial readout from Phase 1b trial in chronic HBV Anticipated milestones    2021 2022   Strong balance sheet with anticipated runway into mid-2023*    

Harnessing the microbiome to transform patients’ lives